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                               CONSENT OF COUNSEL



     We hereby consent to the reference to this firm under the caption "Legal Matters" in the Statement of Additional Information forming part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Northbrook Variable Annuity Account (File No. 2-82511).


                              Routier and Johnson, P.C.



                              By:   /s/ Gregor B. McCurdy
                                   --------------------------
                                   Gregor B. McCurdy